UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                           May 22, 1997 (May 8, 1997)
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                Date of Report (Date of earliest event reported)



                          AES China Generating Co. Ltd.
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             (Exact name of registrant as specified in its charter)



               Bermuda                     0-23148           98-0152612
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      State or other jurisdiction         (Commission      (IRS Employer
          of incorporation)               File Number)   Identification No.)



   3/F(W), Golden Bridge Plaza, No. 1(A) Jianguomenwai Avenue, Beijing 100020
                           People's Republic of China
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           (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code        (8610) 6508-9619
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

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.  Changes in Control of Registrant.
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         The AES Corporation, a Delaware corporation ("AES"), and AES China
Generating Co. Ltd., a Bermuda company ("AES Chigen"), have announced that the amalgamation (the "Amalgamation") of AES Acquisition Co. Ltd., a wholly-owned subsidiary of AES ("AES Sub"), with and into AES Chigen, pursuant to an amalgamation agreement among AES, AES Chigen and AES Sub (the "Amalgamation Agreement"), has been approved by the Bermuda authorities, as a result of which the Amalgamation became effective on May 8, 1997.

         As a result of the effectiveness of the Amalgamation, AES Chigen has become a wholly-owned subsidiary of AES. The Class A Common Stock of AES Chigen has been converted into the right to receive AES Common Stock on the basis of
0.29 of a share of AES Common Stock for each share of Class A Common Stock.

         AES Chigen's Class A Common Stock represented approximately 52% of AES Chigen's total issued equity. Prior to the effectiveness of the Amalgamation, AES owned all of AES Chigen's Class B shares which represented approximately 48% of AES Chigen's total issued equity.

         The new directors of AES Chigen are Dennis W. Bakke, Roger W. Sant and Robert F. Hemphill, Jr.

Item 7.  Financial Statements and Exhibits.
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(c) Exhibits.
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    2.1  Amended and Restated Agreement and Plan of Amalgamation dated as of
         November 12, 1996 by and among The AES Corporation, AES China Generating Co. Ltd. and AES Acquisition Co. Ltd. (Incorporated herein by reference to Exhibit 2.1 to Registration Statement (No. 333-22513) on Form S-4 filed by The AES Corporation with the Securities and Exchange Commission on February 28, 1997.)

                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             AES China Generating Co. Ltd.
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                                                    (Registrant)

                                             By /s/ Jeffery A. Safford
                                                -------------------------------
                                                Jeffery A. Safford
                                                Vice President and
                                                Chief Financial Officer
Date:  May 22, 1997

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